UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 13, 2024
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 13, 2024, the stockholders of Live Nation Entertainment, Inc. (the "Company") approved the Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as amended and restated as of March 21, 2024 (the “2005 Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). The Company’s board of directors adopted the 2005 Plan on March 21, 2024, subject to stockholder approval at the Annual Meeting.

A description of the material terms of the 2005 Plan was set forth under the heading “Proposal No. 2 — Approval of the Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as Amended and Restated as of March 21, 2024” in the Company’s Definitive Proxy Statement for the Annual Meeting, dated April 29, 2024 (the “Proxy Statement”), and is incorporated herein by reference. The description of the 2005 Plan is qualified in its entirety by reference to the 2005 Plan, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

On June 13, 2024, upon adoption of the 2005 Plan, the (i) Form of Stock Option Agreement for the 2005 Plan, (ii) Form of Restricted Stock Award Agreement for the 2005 Plan, and (iii) Form of Performance Share Award Agreement for the 2005 Plan (the “award agreements”), each became effective. The award agreements were approved by the Company’s board of directors on March 21, 2024, subject to stockholder approval of the 2005 Plan at the Annual Meeting.
A description of the material terms of the award agreements was set forth under the heading “Proposal No. 2 — Approval of the Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as Amended and Restated as of March 21, 2024” in the Proxy Statement, and is incorporated herein by reference. The description of the award agreements is qualified in its entirety by reference to the award agreements, copies of which are attached hereto as Exhibits 10.2, 10.3 and 10.4, and which are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(b) On June 13, 2024, at the Annual Meeting:

1. Maverick Carter, Ping Fu, Jeff Hinson, Chad Hollingsworth, Jimmy Iovine, Jim Kahan, Greg Maffei, Randall Mays, Rich Paul, Michael Rapino, and Latriece Watkins were elected as directors to serve for a term of one year expiring at the annual meeting of stockholders to be held in 2025 or until their successors are elected and qualified;

2. the adoption of the 2005 Plan was approved;

3. an advisory resolution was passed in favor of the Company’s executive compensation; and

4. Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2024 fiscal year.

The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors
Nominees	For	Against	Abstained	Broker Non-Votes
Maverick Carter	207,233,737	3,459,107	34,957	5,583,417
Ping Fu	207,142,537	3,548,535	36,729	5,583,417
Jeff Hinson	199,330,539	11,361,152	36,110	5,583,417
Chad Hollingsworth	155,462,986	55,229,023	35,792	5,583,417
Jimmy Iovine	182,232,821	28,459,942	35,038	5,583,417
Jim Kahan	206,233,200	4,459,185	35,416	5,583,417
Greg Maffei	153,285,673	57,130,883	311,245	5,583,417
Randall Mays	149,085,815	61,609,031	32,955	5,583,417
Rich Paul	209,549,651	1,142,313	35,837	5,583,417
Michael Rapino	209,475,794	1,216,598	35,409	5,583,417
Latriece Watkins	183,086,221	27,606,551	35,029	5,583,417

Proposal No. 2 – Adoption of the 2005 Plan
For	Against	Abstained	Broker Non-Votes
207,413,278	3,267,616	46,907	5,583,417

Proposal No. 3 – Advisory Vote on the Company’s Executive Compensation
For	Against	Abstained	Broker Non-Votes
132,040,068	78,643,171	44,562	5,583,417

Proposal No. 4 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2024
For	Against	Abstained
215,349,503	919,763	41,952

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as amended and restated as of March 21, 2024.
10.2	Form Stock Option Agreement for the Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as amended and restated as of March 21, 2024.
10.3	Form Restricted Stock Agreement for the Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as amended and restated as of March 21, 2024.
10.4	Form Performance Share Award Agreement for the Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as amended and restated as of March 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer

June 14, 2024